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                                                                   EXHIBIT 10.27

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                     AND RIGHTS OF SERIES A PREFERRED STOCK
                                       OF
                    VHS ACQUISITION SUBSIDIARY NUMBER 5, INC.

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

      WE, THE UNDERSIGNED, Joseph D. Moore, Executive Vice President, and James
H. Spalding, Secretary, of VHS Acquisition Subsidiary Number 5, Inc., a Delaware corporation (hereinafter, the "Corporation"), pursuant to the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, do hereby make this Certificate of Designations and do hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors duly adopted the following resolutions:

      RESOLVED, that, pursuant to Article Four of the Amended and Restated Certificate of Incorporation (which authorizes 10,000 shares of preferred stock, $.01 par value (the "Preferred Stock")), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a series of the Preferred Stock.

      RESOLVED, that each share of Series A Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

      1. Number and Designation. 3,582 shares of the Preferred Stock of the Corporation shall be designated as Preferred Stock, Series A (the "Series A Preferred Stock").

      2. Rank. The Series A Preferred Stock, with respect to dividend rights, shall rank on parity with all classes or series of the Corporation's common stock, $.01 par value (the "Common Stock"), and with respect to rights on liquidation, dissolution and winding up, shall rank prior to the Common Stock. All equity securities of the Corporation to which the Series A Preferred Stock ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Common Stock with respect to the rights on liquidation, dissolution and winding up, are collectively referred to herein as the "Junior Securities." All equity securities of the Corporation with which the Series A Preferred Stock ranks on parity (whether with respect to dividends or upon liquidation, dissolution winding up or otherwise), including the Common Stock with respect to dividend rights, are collectively referred to herein as the "Parity Securities." All shares of any series of Series A Preferred Stock of the Corporation to which the Series A Preferred Stock ranks junior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise) are collectively referred to herein as the "Senior Securities." The respective definitions of Junior Securities, Parity

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Securities and Senior Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities, Parity Securities and Senior Securities, as the case may be. Subject to paragraph (b) of Section 7, the Series A Preferred Stock shall be subject to the creation of Junior Securities and Parity Securities.

      3. Dividends.

            (a) The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends at an annual rate per share equal to the dividend payable in respect of each share of Common Stock. Any dividend payments made with respect to Series A Preferred Stock shall be made in cash or in such securities or other form as the dividend payments are made with respect to the Common Stock. Holders of shares of Series A Preferred Stock shall not be entitled to any dividends unless and until such dividends are declared by the Board of Directors and shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of the dividends, as herein provided, on the Series A Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears.

            (b) Notwithstanding anything contained herein to the contrary, no cash dividends on shares of Series A Preferred Stock, Parity Securities or Junior Securities shall be declared by the Board of Directors or paid or set apart for payment by the Corporation at such time as the terms and provisions of any financing or working capital agreement of the Corporation specifically prohibit such declaration, payment or setting apart for payment or if such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder or if such declaration, payment or setting apart for payment would, upon the giving of notice or passage of time or both, constitute such a breach or default; provided that nothing herein contained shall in any way or under any circumstances be construed or deemed to require the Board of Directors to declare or the Corporation to pay or set apart for payment any dividends on shares of the Series A Preferred Stock, Parity Securities or Junior Securities at any time, whether permitted by any of such agreements or not.

            (c) So long as any shares of the Series A Preferred Stock are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on Parity Securities unless all declared but unpaid dividends on shares of the Series A Preferred Stock have been or contemporaneously are paid or a sum sufficient for the payment thereof is set apart for such payment on the Series A Preferred Stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Series A Preferred Stock and all dividends declared upon Parity Securities shall be declared ratably in proportion to the respective amounts of dividends declared but unpaid on the Series A Preferred Stock and declared but unpaid on such Parity Securities. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock or any other Parity Securities which may be in arrears.

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            (d) The Corporation shall not declare, pay or set apart for payment any dividend on any of the Parity Securities or Junior Securities or make any payment on account of or set apart for payment money for a sinking or other similar fund for the purchase, redemption or other retirement of, any of the Parity Securities or Junior Securities or any warrants, rights, calls or options, exercisable for or convertible into any of the Parity Securities or Junior Securities, or make any distribution in respect thereof, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Parity Securities or Junior Securities to the holders of Parity Securities or Junior Securities), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any of the Parity Securities or Junior Securities so long as any shares of the Series A Preferred Stock are outstanding, unless prior to or concurrently with such declaration, payment, setting apart for payment, purchase, redemption or distribution, as the case may be, all declared but unpaid dividends on shares of the Series A Preferred Stock have been or are paid or set apart for payment.

      4. Liquidation Preference.

            (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Parity Securities or Junior Securities, the holders of the shares of Series A Preferred Stock shall be entitled to receive $100 per share of Series A Preferred Stock plus an amount equal to all dividends declared but unpaid thereon to the date of final distribution to such holders, but such holders shall not be entitled to any further payment. Notwithstanding anything else in this Certificate of Designations, a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation shall not be deemed to have occurred upon (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, whether of the Corporation with or into any other corporation or corporations or of any other corporation or corporations with or into the Corporation; or (ii) a sale of all or substantially all of the assets of the Corporation.

            (b) After payment shall have been made in full to the holders of the Series A Preferred Stock, as provided in paragraph (a) of this Section 4, any other series or class or classes of Parity Securities or Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Stock shall not be entitled to share therein.

      5. Redemption.

            (a) The Corporation shall not have the option at any time to redeem any shares of Series A Preferred Stock.

            (b) To the extent the Corporation shall have funds legally available for payment, the Corporation shall redeem all outstanding shares of Series A Preferred Stock upon August 1, 2103. Such shares shall be redeemed at a redemption price of $100 per share, together with declared but unpaid dividends thereon to the redemption date, without interest.

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            (c) Shares of Series A Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the class of Series A Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of the Series A Preferred Stock; provided that no such issued and reacquired shares of Series A Preferred Stock shall be reissued or sold as Series A Preferred Stock unless reissued as a stock dividend on shares of Series A Preferred Stock.

            (d) If the Corporation is unable or shall fail to discharge its obligation to redeem all outstanding shares of Series A Preferred Stock pursuant to paragraph (b) of this Section 5 (the "Mandatory Redemption Obligation"), the Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and so long as any Mandatory Redemption Obligation with respect to the Series A Preferred Stock shall not be fully discharged, the Corporation shall not declare or pay any dividends or make any distribution on or, directly or indirectly, purchase, redeem or discharge any mandatory redemption, sinking fund or other similar obligation in respect of any Parity Securities or Junior Securities or any warrants, rights or options exercisable for or convertible into any of the Parity Securities or Junior Securities.

            (e) Notwithstanding the foregoing provisions of this Section 5, unless all declared and unpaid dividends on all outstanding shares of Series A Preferred Stock shall have been paid or contemporaneously are paid, none of the shares of Series A Preferred Stock shall be redeemed.

      6. Procedure for Redemption.

            (a) In the event the Corporation shall redeem shares of Series A Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Corporation; provided that neither the failure to give such notice nor any defect therein shall affect the validity of the giving of notice for the redemption of any share of Series A Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the redemption date;
(ii) the number of shares of Series A Preferred Stock that are being redeemed and, if less than all the shares held by such holder are to be redeemed from such holder, the number of shares to be redeemed from such holder; (iii) the redemption price; and (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

            (b) Notice having been mailed as aforesaid, from and after the redemption date (provided that on or prior to the redemption date the Corporation shall have irrevocably deposited funds for such redemption in trust for the holders of Series A Preferred Stock), such shares shall no longer be deemed to be outstanding and shall have the status of authorized but

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unissued shares of Series A Preferred Stock, unclassified as to series, and shall not be reissued as shares of Series A Preferred Stock unless reissued as a stock dividend on shares of Series A Preferred Stock, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such share shall be redeemed by the Corporation at the redemption price. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

      7. Voting Rights.

            (a) The holders of record of shares of Series A Preferred Stock shall not be entitled to any voting rights except as expressly provided otherwise in (i) that certain Amended and Restated Agreement between the Shareholders of the Corporation dated on or about the date this Certificate of Designations is filed with the Secretary of State of the State of Delaware (as the same may be amended from time to time in accordance with its terms, the "Shareholder Agreement") and (ii) this Section 7.

            (b) Without the written consent of holders of a majority of the outstanding shares of Series A Preferred Stock, or the vote of holders of a majority of the outstanding shares of Series A Preferred Stock at a meeting of the holders of Series A Preferred Stock called for such purpose, the Corporation will not amend, alter or repeal any provision of this Certificate of Designations (by merger or otherwise) so as to materially and adversely affect the preferences, rights or powers of the Series A Preferred Stock. No other series of the Corporation's preferred stock shall have the right to vote with the Series A Preferred Stock as a single class on any matter.

            (c) (i) The creation, authorization or issuance of any shares of any Junior Securities or Parity Securities, or the creation, authorization or issuance of any obligation or security convertible into or evidencing the right to purchase any Junior Securities or Parity Securities, (ii) the creation of any indebtedness of any kind of the Corporation, or (iii) the increase or decrease in the amount of authorized capital stock of any class (including the Series A Preferred Stock) or any increase, decrease or change in the par value of any such class other than the Series A Preferred Stock, shall not require the consent of the holders of Series A Preferred Stock and shall not be deemed to affect adversely the rights, preferences, privileges and voting rights of shares of Series A Preferred Stock.

            (d) In exercising the voting rights set forth in this Section 7, each share of Series A Preferred Stock shall have one vote per share. Except as otherwise required by applicable law or as set forth herein, the shares of Series A Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

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      8. Sale or Assignment of Shares of Series A Preferred Stock. A holder of shares of Series A Preferred Stock may not sell or assign any shares of Series A Preferred Stock except as permitted by the Shareholder Agreement.

      9. General Provisions.

            (a) The term "Person" as used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

            (b) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

            (c) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

            IN WITNESS WHEREOF, VHS Acquisition Subsidiary Number 5, Inc. has caused this Certificate of Designations to be signed and attested by the undersigned this 8th day of September, 2004.

ATTEST:                                    VHS ACQUISITION SUBSIDIARY
                                           NUMBER 5, INC.

/s/ James H. Spalding                      By: /s/ Joseph D. Moore
--------------------------                     -------------------------
James H. Spalding                              Joseph D. Moore
Secretary                                      Executive Vice President